United
                    New Concepts
                    Fund, Inc.

                    SEMIANNUAL
                    REPORT
                    -------------------------------------------
                    For the six months ended September 30, 1997

This report is submitted for the general information of the shareholders of United New Concepts Fund, Inc. It is not authorized for distribution to prospective investors in the Fund unless accompanied with or preceded by the United New Concepts Fund, Inc. current prospectus.

PRESIDENT'S LETTER
SEPTEMBER 30, 1997



Dear Shareholder:

As Waddell & Reed celebrates its 60th anniversary in the financial services industry, I would like to thank you for your continued confidence in our products and services. Since we opened our doors in 1937, our goal has been and continues to be to provide the best service possible to our shareholders. This commitment is reflected in every area of our organization: starting with your financial advisor and continuing with our investment management and customer service people of our affiliated companies.

Your confidence in the success of the products and services offered by Waddell & Reed and its affiliates is reflected in the growth the Funds have experienced over our 60 years. Total mutual fund assets under management reached the $1 billion mark in 1961, and over the $5 billion mark in 1985. As of September 30, 1997, mutual fund assets under management totaled more than $20.6 billion.

We look forward to helping you meet the financial goals that are important to you, now and for many years to come. Should you have any questions about your account or other financial issues that are important to you, contact your financial advisor or your local Waddell & Reed office. They're ready to help you make the most of your financial future.

Respectfully,
Keith A. Tucker
President

SHAREHOLDER SUMMARY
--------------------------------------------------------------
United New Concepts Fund, Inc.

PORTFOLIO STRATEGY:
Common Stock in new &      OBJECTIVE:   Growth of capital.
emerging companies
                            STRATEGY:   Invests primarily in
Maximum 10% Foreign                     common stocks of
Securities                              relatively new or
                                        unseasoned companies,
Cash Reserves                           companies in their early stages of
                                        development or smaller companies in new
                                        or emerging industries.  (May purchase
                                        securities subject to repurchase
                                        agreements.  May invest in certain
                                        options and futures.)

                                        The use of cash reserves (often invested in money market securities) for defensive purposes is a strategy that may be utilized by the New Concepts Fund from time to time. For more information about the Fund's cash reserves flexibility, please consult the Prospectus.

                             FOUNDED:   1983

        SCHEDULED DIVIDEND FREQUENCY:   ANNUALLY (December)

PERFORMANCE SUMMARY - Class A Shares

           PER SHARE DATA
For the Six Months Ended September 30, 1997
-------------------------------------------
NET ASSET VALUE ON
  9/30/97                           $17.64
  3/31/97                            13.59
                                    ------
CHANGE PER SHARE                     $4.05
                                    ======

Past performance is not necessarily indicative of future results.


                              TOTAL RETURN HISTORY

                                    Average Annual Total Return
                                    ---------------------------
                                        With          Without
Period                               Sales Load*   Sales Load**
------                               -----------   ------------
 1-year period ended 9-30-97             8.84%         15.49%
 5-year period ended 9-30-97            16.80%         18.19%
10-year period ended 9-30-97            12.57%         13.24%

 *Performance data quoted represents past performance and is based on deduction of 5.75% sales load on the initial purchase in each of the three periods.

**Performance data quoted in this column represents past performance without taking into account the sales load deducted on an initial purchase.

Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

PORTFOLIO HIGHLIGHTS

On September 30, 1997, United New Concepts Fund, Inc. had net assets totaling $675,408,437 invested in a diversified portfolio of:

   85.36%  Common Stocks
   14.64%  Cash and Cash Equivalents

As a shareholder of United New Concepts Fund, Inc., for every $100 you had invested on September 30, 1997, your Fund owned:

 $47.77  Services Stocks
  16.92  Manufacturing Stocks
  14.64  Cash and Cash Equivalents
   8.71  Transportation, Communication, Electric
           and Sanitary Services Stocks
   8.25  Wholesale and Retail Trade Stocks
   3.71  Finance, Insurance and Real Estate Stocks

THE INVESTMENTS OF
UNITED NEW CONCEPTS FUND, INC.
SEPTEMBER 30, 1997

                                              Shares        Value

COMMON STOCKS
Automotive Dealers and Service Stations - 1.11%
 O'Reilly Automotive, Inc.*  .............   330,000 $  7,466,250

Building Materials and Garden Supplies - 1.58%
 Fastenal Company  .......................   200,000   10,643,600

Business Services - 24.66%
 America Online, Inc.*  ..................   400,000   30,174,800
 BISYS Group, Inc. (The)*  ...............   250,000    8,023,250
 BMC Software, Inc.*  ....................   200,000   12,943,600
 CKS Group, Inc.*  .......................   270,000   10,057,500
 CUC International Inc.*  ................   600,000   18,600,000
 Concord EFS, Inc.*  .....................   379,687   10,227,629
 E*TRADE Group, Inc.*  ...................   150,000    7,040,550
 FactSet Research Systems, Inc.*  ........   400,000   11,900,000
 IDX Systems Corporation*  ...............    26,000      900,250
 IMNET Systems, Inc.*  ...................   105,000    2,812,005
 Metromail Corporation*  .................   400,000    8,074,800
 Parametric Technology Corporation*  .....   400,000   17,637,200
 QuickResponse Services, Inc.*  ..........   141,000    4,882,125
 Shared Medical Systems Corporation  .....   200,000   10,575,000
 Synopsys, Inc.*  ........................   300,000   12,740,400
   Total .................................            166,589,109

Chemicals and Allied Products - 0.30%
 Hyseq, Inc.*  ...........................   100,000    2,000,000

Communication - 8.71%
 CommNet Cellular Inc.*  .................   321,100   11,238,500
 Intermedia Communications of
   Florida, Inc.* ........................   300,000   14,090,400
 Mobile Telecommunication Technologies
   Corp.* ................................   350,000    5,676,300
 Paging Network, Inc.*  .................. 1,000,000   12,718,000
 360. Communications Company*  ...........   300,000    6,262,500
 WorldCom Inc.*  .........................   250,000    8,835,750
   Total .................................             58,821,450

Electronic and Other Electric Equipment - 1.01%
 Scientific-Atlanta, Inc.  ...............   300,000    6,787,500

Engineering and Management Services - 3.30%
 Incyte Pharmaceuticals, Inc.*  ..........   205,000   17,213,440
 Transition Systems, Inc.*  ..............   250,000    5,093,750
   Total .................................             22,307,190


                See Notes to Schedule of Investments on page 11.

THE INVESTMENTS OF
UNITED NEW CONCEPTS FUND, INC.
SEPTEMBER 30, 1997

                                              Shares        Value

COMMON STOCKS (Continued)
Food and Kindred Products - 0.77%
 Tootsie Roll Industries, Inc.  ..........   103,000 $  5,227,250

Furniture and Home Furnishings Stores - 0.63%
 Williams-Sonoma, Inc.*  .................   100,000    4,265,600

Health Services - 5.77%
 American Healthcorp, Inc.*  .............   600,000    8,400,000
 Concentra Managed Care, Inc.*  ..........   386,133   13,671,425
 HEALTHSOUTH Corporation*  ...............   169,272    4,528,026
 Vencor, Incorporated*  ..................   300,000   12,375,000
   Total .................................             38,974,451

Industrial Machinery and Equipment - 2.47%
 cisco Systems, Inc.*  ...................   125,000    9,136,625
 MicroTouch Systems, Inc.*  ..............   270,000    7,542,990
   Total .................................             16,679,615

Instruments and Related Products - 5.11%
 Bionx Implants, Inc.*  ..................   130,000    2,819,700
 Innovasive Devices, Inc.*  ..............   155,000    1,477,305
 LUNAR CORPORATION*  .....................   262,000    5,035,116
 St. Jude Medical, Inc.*  ................   250,000    8,765,500
 STERIS Corporation*  ....................   400,000   16,437,200
   Total .................................             34,534,821

Insurance Carriers - 1.58%
 United HealthCare Corporation  ..........   213,000   10,650,000

Miscellaneous Manufacturing Industries - 2.62%
 Blyth Industries, Inc.*  ................   400,000   11,200,000
 Getty Communications plc*  ..............   100,000    1,806,200
 Racing Champions Corporation*  ..........   400,000    4,700,000
   Total .................................             17,706,200

Miscellaneous Retail - 1.00%
 MSC Industrial Direct Co., Inc.*  .......   146,500    6,739,000

Nondepository Institutions - 0.05%
 Mercury Finance Company  ................   249,999      359,248

Paper and Allied Products - 0.13%
 IVEX Packaging Corporation  .............    54,500      872,000

Personal Services - 2.83%
 Equity Corporation International*  ......   525,000   12,238,800
 Loewen Group Inc. (The)  ................   250,000    6,890,500
   Total .................................             19,129,300


                See Notes to Schedule of Investments on page 11.

THE INVESTMENTS OF
UNITED NEW CONCEPTS FUND, INC.
SEPTEMBER 30, 1997

                                              Shares        Value

COMMON STOCKS (Continued)
Prepackaged Software - 11.20%
 Broderbund Software, Inc.*  .............   450,000 $ 15,271,650
 Cerner Corporation*  ....................   300,000    7,190,400
 Dendrite International, Inc.*  ..........   300,000    4,762,500
 Expert Software, Inc.*  .................   300,000    1,593,600
 HPR Inc.*  ..............................   199,800    4,383,013
 Intuit Inc.*  ...........................   400,000   12,850,000
 Medic Computer Systems, Inc.*  ..........   400,000   13,674,800
 Transaction Systems Architects, Inc.*  ..   200,000    8,125,000
 Wall Data Incorporated*  ................   400,000    7,774,800
   Total..................................             75,625,763

Real Estate - 2.08%
 Stewart Enterprises, Inc., Class A  .....   322,250   14,078,136

Stone, Clay and Glass Products - 2.26%
 Department 56, Inc.*  ...................   200,000    5,787,400
 Gentex Corporation*  ....................   381,000    9,465,183
   Total .................................             15,252,583

Transportation Equipment - 2.25%
 Harley-Davidson, Inc.  ..................   520,000   15,177,240

Wholesale Trade - Durable Goods - 2.34%
 OmniCare, Inc.  .........................   486,400   15,808,000

Wholesale Trade - Nondurable Goods - 1.60%
 Cardinal Health, Inc.  ..................   152,458   10,824,518

TOTAL COMMON STOCKS - 85.36%                         $576,518,824
 (Cost: $356,909,115)

                                           Principal
                                           Amount in
                                           Thousands

SHORT-TERM SECURITIES
Commercial Paper
 Depository Institutions - 3.41%
 National Austrialia Funding (DE) Inc.,
   5.5%, 10-6-97 .........................   $10,745   10,736,792
 UBS Finance (DE) Inc.,
   5.52%, 10-9-97 ........................    12,300   12,284,912
   Total .................................             23,021,704


                See Notes to Schedule of Investments on page 11.

THE INVESTMENTS OF
UNITED NEW CONCEPTS FUND, INC.
SEPTEMBER 30, 1997

                                           Principal
                                           Amount in
                                           Thousands        Value

SHORT-TERM SECURITIES (Continued)
Commercial Paper (Continued)
 Electric, Gas and Sanitary Services - 4.80%
 Baltimore Gas & Electric Co.,
   5.53%, 11-3-97 ........................     6,050    6,019,332
 PacifiCorp:
   5.51%, 10-6-97 ........................     3,715    3,712,157
   5.6%, 10-20-97 ........................     2,245    2,238,365
 Public Service Co. of Colorado:
   5.68%, 10-2-97 ........................     2,350    2,349,629
   5.7%, 10-2-97 .........................     4,395    4,394,304
 Public Service Electric & Gas Co.,
   5.7%, 10-8-97 .........................     6,720    6,712,552
 Questar Corp.,
   5.53%, 10-21-97 .......................     7,000    6,978,494
   Total..................................             32,404,833

 Fabricated Metal Products - 0.71%
 Danaher Corporation,
   5.6563% Master Note ...................     4,827    4,827,000

 Food and Kindred Products - 0.60%
 General Mills, Inc.,
   5.5113% Master Note ...................       545      545,000
 PepsiCo Inc.,
   5.68%, 10-6-97 ........................     3,525    3,522,219
   Total..................................              4,067,219

 Instruments and Related Products - 1.94%
 Baxter International, Inc.,
   5.63%, 10-7-97 ........................     5,500    5,494,839
 Hughes Electronics Corp.:
   5.77%, 10-14-97 .......................     4,055    4,046,551
   5.85%, 10-14-97 .......................     3,570    3,562,458
   Total .................................             13,103,848

 Insurance Carriers - 2.21%
 Safeco Corporation,
   5.65%, 10-24-97 .......................    14,965   14,910,981

 Nondepository Institutions - 1.06%
 Whirlpool Financial Corp.,
   5.7%, 10-24-97 ........................     7,230    7,203,671


                See Notes to Schedule of Investments on page 11.

THE INVESTMENTS OF
UNITED NEW CONCEPTS FUND, INC.
SEPTEMBER 30, 1997

                                           Principal
                                           Amount in
                                           Thousands        Value

SHORT-TERM SECURITIES (Continued)
Commercial Paper (Continued)
 Oil and Gas Extraction - 2.99%
 Enron Corp.:
   5.72%, 10-1-97 ........................   $ 7,250 $  7,250,000
   5.67%, 10-31-97 .......................    13,000   12,938,575
   Total .................................             20,188,575

 Textile Mill Products - 1.19%
 Sara Lee Corporation,
   5.5063% Master Note ...................     8,021    8,021,000

TOTAL SHORT-TERM SECURITIES - 18.91%                 $127,748,831
 (Cost: $127,748,831)

TOTAL INVESTMENT SECURITIES - 104.27%                $704,267,655
 (Cost: $484,657,946)

LIABILITIES, NET OF CASH AND OTHER ASSETS _ (4.27%)   (28,859,218)

NET ASSETS - 100.00%                                 $675,408,437


Notes To Schedule of Investments

*No income dividends were paid during the preceding 12 months.

See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.

See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

UNITED NEW CONCEPTS FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1997

Assets
 Investment securities - at value
   (Notes 1 and 3) ................................. $704,267,655
 Cash   ............................................        9,123
 Receivables:
   Fund shares sold ................................      995,764
   Investment securities sold.......................      475,274
   Dividends and interest ..........................       78,045
 Prepaid insurance premium  ........................       14,078
                                                     ------------
    Total assets  ..................................  705,839,939
                                                     ------------
Liabilities
 Payable to Fund shareholders  .....................   29,126,227
 Payable for investment securities purchased .......      872,000
 Accrued transfer agency and dividend
   disbursing (Note 2) .............................      198,252
 Accrued service fee (Note 2)  .....................      187,150
 Accrued management fee (Note 2)  ..................       14,361
 Accrued accounting services fee (Note 2)  .........        5,833
 Other  ............................................       27,679
                                                     ------------
    Total liabilities  .............................   30,431,502
                                                     ------------
      Total net assets ............................. $675,408,437
                                                     ============
Net Assets
 $1.00 par value capital stock
   Capital stock ................................... $ 38,279,910
   Additional paid-in capital ......................  357,215,330
 Accumulated undistributed income:
   Accumulated undistributed net investment
    income  ........................................    1,580,933
   Accumulated undistributed net realized gain
    on investment transactions  ....................   58,722,555
   Net unrealized appreciation in value of
    investments  ...................................  219,609,709
                                                     ------------
    Net assets applicable to outstanding units
      of capital ................................... $675,408,437
                                                     ============
Net asset value per share (net assets divided
 by shares outstanding)
 Class A  ..........................................       $17.64
 Class Y  ..........................................       $17.68
Capital shares outstanding
 Class A  ..........................................   37,745,594
 Class Y  ..........................................      534,316
Capital shares authorized ..........................  200,000,000


                       See notes to financial statements.

UNITED NEW CONCEPTS FUND, INC.
STATEMENT OF OPERATIONS
For the Six Months Ended SEPTEMBER 30, 1997

Investment Income
 Income (Note 1B):
   Interest and amortization ....................... $  4,491,597
   Dividends .......................................      197,753
                                                     ------------
    Total income  ..................................    4,689,350
                                                     ------------
 Expenses (Note 2):
   Investment management fee .......................    2,270,005
   Transfer agency and dividend disbursing - Class A      873,038
   Service fee - Class A ...........................      476,603
   Accounting services fee .........................       34,167
   Custodian fees ..................................       16,837
   Audit fees ......................................       10,656
   Shareholder servicing - Class Y..................        8,530
   Legal fees ......................................        8,536
   Other ...........................................      161,720
                                                     ------------
    Total expenses  ................................    3,860,092
                                                     ------------
      Net investment income ........................      829,258
                                                     ------------

Realized and Unrealized Gain on
 Investments (Notes 1 and 3)
 Realized net gain on investments  .................   12,502,142
 Unrealized appreciation in value of investments
   during the period ...............................  143,381,554
                                                     ------------
   Net gain on investments .........................  155,883,696
                                                     ------------
    Net increase in net assets resulting from
      operations ................................... $156,712,954
                                                     ============


                       See notes to financial statements.

UNITED NEW CONCEPTS FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS          For the     For the
                                          six months  fiscal year
                                             ended       ended
                                         September 30, March 31,
                                             1997         1997
Increase in Net Assets                  ------------   ------------
 Operations:
   Net investment income ............   $    829,258   $  2,159,739
   Realized net gain on investments .     12,502,142     50,242,282
   Unrealized appreciation
    (depreciation)  .................    143,381,554    (96,222,788)
                                        ------------   ------------
    Net increase (decrease) in net assets
      resulting from operations .....    156,712,954    (43,820,767)
                                        ------------   ------------
 Distributions to shareholders (Note 1D):*
   From net investment income:
    Class A  ........................             --     (2,029,503)
    Class Y  ........................             --        (53,641)
   From realized gains on
    securities transactions:
    Class A  ........................             --    (20,120,352)
    Class Y  ........................                      (302,385)
                                        ------------   ------------
                                                  --    (22,505,881)
                                        ------------   ------------
 Capital share transactions:
   Proceeds from sale of shares:
    Class A (38,636,846 and 70,633,686
      shares, respectively) .........    601,279,659  1,082,428,196
    Class Y (69,585 and 195,033
      shares, respectively) .........      1,088,428      3,026,117
   Proceeds from reinvestment of dividend
    and/or capital gains distribution:
    Class A (0 and 1,470,532
      shares, respectively) .........             --     22,028,449
    Class Y (0 and 23,766
      shares, respectively) .........             --        356,026
   Payments for shares redeemed:
    Class A (37,767,457 and 67,021,853
      shares, respectively)..........   (590,830,403)(1,029,804,952)
    Class Y (112,751 and 106,038
      shares, respectively) .........     (1,802,804)    (1,605,831)
                                        ------------   ------------
    Net increase in net assets resulting
      from capital share transactions      9,734,880     76,428,005
                                        ------------   ------------
      Total increase ................    166,447,834     10,101,357
Net Assets
 Beginning of period ............ ...    508,960,603    498,859,246
                                        ------------   ------------
 End of period  .....................   $675,408,437   $508,960,603
                                        ============   ============
   Undistributed net investment income    $1,580,933       $751,675
                                          ==========       ========
                 *See "Financial Highlights" on pages 15 - 16.
                       See notes to financial statements.

UNITED NEW CONCEPTS FUND, INC.
FINANCIAL HIGHLIGHTS
Class A Shares
For a Share of Capital Stock Outstanding
Throughout Each Period:

                   For the
                  six months  For the fiscal year ended March 31,
                     ended    -----------------------------------
                    9-30-97    1997   1996    1995   1994    1993
                    -------  ------ ------  ------ ------  ------
Net asset value,
 beginning of
 period  ........... $13.59  $15.46 $12.25  $10.94 $ 9.70   $9.41
                     ------  ------ ------  ------ ------   -----
Income from investment
 operations:
 Net investment
   income (loss) ...   0.02    0.06   0.04    0.03  (0.01)   0.01
 Net realized and
   unrealized gain
   (loss) on
   investments .....   4.03   (1.29)  3.63    2.12   1.48    0.29
                     ------  ------ ------  ------ ------   -----
Total from investment
 operations  .......   4.05   (1.23)  3.67    2.15   1.47    0.30
                     ------  ------ ------  ------ ------   -----
Less distributions:
 From net investment
   income ..........  (0.00)  (0.06) (0.03)  (0.01) (0.00)  (0.01)
 From capital gains   (0.00)  (0.58) (0.43)  (0.83) (0.23)  (0.00)
                     ------  ------ ------  ------ ------   -----
Total distributions.  (0.00)  (0.64) (0.46)  (0.84) (0.23)  (0.01)
                     ------  ------ ------  ------ ------   -----
Net asset value,
 end of period  .... $17.64  $13.59 $15.46  $12.25 $10.94   $9.70
                     ======  ====== ======  ====== ======   =====
Total return* ......  29.80%  -8.38% 30.18%  20.50% 15.21%   3.19%
Net assets, end
 of period (000
 omitted) ..........$665,960$501,107$491,668$303,624$221,053$179,959
Ratio of expenses
 to average net
 assets  ...........   1.28%** 1.27%  1.19%   1.24%  1.19%   1.18%
Ratio of net investment
 income to average
 net assets  .......   0.27%** 0.39%  0.29%   0.30% -0.11%   0.15%
Portfolio turnover
 rate  .............  11.82%  38.82% 27.75%  44.01% 55.23%  57.10%
Average commission
 rate paid .........  $0.0505 $0.0479

  *Total return calculated without taking into account the sales load deducted on an initial purchase.
 **Annualized.
                       See notes to financial statements.

UNITED NEW CONCEPTS FUND, INC.
FINANCIAL HIGHLIGHTS
Class Y Shares
For a Share of Capital Stock Outstanding
Throughout Each Period:
                    For the        For the        For the
                        six         fiscal         period
                     months           year        from 9/6/95*
                      ended          ended        through
                    9/30/97        3/31/97        3/31/96
                   --------        --------       --------
Net asset value,
 beginning of period  13.60         $15.47         $15.14
                     ------         ------         ------
Income from investment
 operations:
 Net investment
   income ..........   0.05           0.10           0.05
 Net realized and
   unrealized gain (loss)
   on investments...   4.03          (1.29)          0.75
                     ------         ------         ------
Total from investment
 operations ........   4.08          (1.19)          0.80
                     ------         ------         ------
Less distributions:
 From net investment
   income...........  (0.00)         (0.10)         (0.04)
 From capital gains   (0.00)         (0.58)         (0.43)
                     ------         ------         ------
Total distributions.  (0.00)         (0.68)         (0.47)
                     ------         ------         ------
Net asset value,
 end of period ..... $17.68         $13.60         $15.47
                     ======         ======         ======
Total return .......  30.00%         -8.12%          5.44%
Net assets, end of
 period (000
 omitted)  ......... $9,448         $7,854         $7,191
Ratio of expenses
 to average net
 assets ............   0.98%**        0.97%          0.96%**
Ratio of net
 investment income
 to average net
 assets ............   0.56%**        0.69%          0.54%**
Portfolio
 turnover rate .....  11.82%         38.82%         27.75%**
Average commission
 rate paid .........  $0.0505        $0.0479

 *Commencement of operations.
 **Annualized.
                       See notes to financial statements.

UNITED NEW CONCEPTS FUND, INC.
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 1997

NOTE 1 -- Significant Accounting Policies

     United New Concepts Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Its investment objective is to seek growth through a diversified holding of securities issued primarily by new or unseasoned companies, companies which are in their early stages of development or smaller companies positioned in new and emerging industries where the opportunity for rapid growth is above average. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. Security valuation -- Each stock and convertible bond is valued at the latest sale price thereof on the last business day of the fiscal period as reported by the principal securities exchange on which the issue is traded or, if no sale is reported for a stock, the average of the latest bid and asked prices. Bonds, other than convertible bonds, are valued using a pricing system provided by a pricing service. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Stocks which are traded over-the-counter are priced using Nasdaq (National Association of Securities Dealers Automated Quotations system) which provides information on bid and asked or closing prices quoted by major dealers in such stocks. Short-term debt securities are valued at amortized cost, which approximates market.

B. Security transactions and related investment income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. See Note 3 -- Investment Security Transactions.

C. Federal income taxes -- It is the Fund's policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax. Accordingly, provision has not been made for Federal income taxes. See Note 4 -- Federal Income Tax Matters.

D. Dividends and distributions -- Dividends and distributions to shareholders are recorded by the Fund on the record date. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, foreign currency transactions, net operating losses and expiring capital loss carryforwards.

     The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2 -- Investment Management And Payments to Affiliated Persons

     The Fund pays a fee for investment management services. The fee is computed daily based on the net asset value at the close of business. The fee consists of two elements: (i) a "Specific" fee computed on net asset value as of the close of business each day at the annual rate of .35% of net assets and (ii) a "Group" fee computed each day on the combined net asset values of all of the funds in the United Group of mutual funds (approximately $18.0 billion of combined net assets at September 30, 1997) at annual rates of .51% of the first $750 million of combined net assets, .49% on that amount between $750 million and $1.5 billion, .47% between $1.5 billion and $2.25 billion, .45% between $2.25 billion and $3 billion, .43% between $3 billion and $3.75 billion, .40% between $3.75 billion and $7.5 billion, .38% between $7.5 billion and $12 billion, and .36% of that amount over $12 billion. The Fund accrues and pays this fee daily.

     Pursuant to assignment of the Investment Management Agreement between the Fund and Waddell & Reed, Inc. ("W&R"), Waddell & Reed Investment Management Company ("WRIMCO"), a wholly-owned subsidiary of W&R, serves as the Fund's investment manager.

     The Fund has an Accounting Services Agreement with Waddell & Reed Services Company ("WARSCO"), a wholly-owned subsidiary of W&R. Under the agreement, WARSCO acts as the agent in providing accounting services and assistance to the Fund and pricing daily the value of shares of the Fund. For these services, the Fund pays WARSCO a monthly fee of one-twelfth of the annual fee shown in the following table.

                     Accounting Services Fee
                Average
            Net Asset Level                  Annual Fee
       (all dollars in millions)        Rate for Each Level
       -------------------------        -------------------
          From $    0 to $   10              $      0
          From $   10 to $   25              $ 10,000
          From $   25 to $   50              $ 20,000
          From $   50 to $  100              $ 30,000
          From $  100 to $  200              $ 40,000
          From $  200 to $  350              $ 50,000
          From $  350 to $  550              $ 60,000
          From $  550 to $  750              $ 70,000
          From $  750 to $1,000              $ 85,000
               $1,000 and Over               $100,000

     For Class A shares, the Fund also pays WARSCO a monthly per account charge for transfer agency and dividend disbursement services of $1.3125 for each shareholder account which was in existence at any time during the prior month, plus $0.30 for each account on which a dividend or distribution of cash or shares had a record date in that month. With respect to Class Y shares, the Fund pays WARSCO a monthly fee at an annual rate of .15% of the average daily net assets of the class for the preceding month. The Fund also reimburses W&R and WARSCO for certain out-of-pocket costs.

     As principal underwriter for the Fund's shares, W&R received gross sales commissions for Class A shares (which are not an expense of the Fund) of $1,581,826, out of which W&R paid sales commissions of $908,879 and all expenses in connection with the sale of Fund shares, except for registration fees and related expenses.

     Under a Distribution and Service Plan for Class A shares adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund may pay monthly a distribution and/or service fee to W&R in an amount not to exceed .25% of the Fund's average annual net assets. The fee is to be paid to reimburse W&R for amounts it expends in connection with the distribution of the Class A shares and/or provision of personal services to Fund shareholders and/or maintenance of shareholder accounts.

     The Fund paid Directors' fees of $10,172, which are included in other expenses.

     W&R is an indirect subsidiary of Torchmark Corporation, a holding company, and United Investors Management Company, a holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

NOTE 3 -- Investment Security Transactions

     Purchases of investment securities, other than U.S. Government and short-term securities, aggregated $134,632,650 while proceeds from maturities and sales aggregated $53,090,747. Purchases of short-term securities aggregated $1,235,117,902 while proceeds from maturities and sales aggregated $1,275,121,055. No U.S. Government securities were bought or sold during the period ended September 30, 1997.

     For Federal income tax purposes, cost of investments owned at September 30, 1997 was $484,657,946, resulting in net unrealized appreciation of $219,609,709, of which $229,633,341 related to appreciated securities and $10,023,632 related to depreciated securities.

NOTE 4 -- Federal Income Tax Matters

     For Federal income tax purposes, the Fund realized capital gain net income of $50,242,282 during the year ended March 31, 1997, of which a portion was paid to shareholders during the period ended March 31, 1997. Remaining capital gain net income will be distributed to the Fund's shareholders.

 NOTE 5 -- Multiclass Operations

     On July 18, 1995, the Fund was authorized to offer investors a choice of two classes of shares, Class A and Class Y, each of which has equal rights as to assets and voting privileges. Class Y shares are not subject to a sales charge on purchases; they are not subject to a Rule 12b-1 Distribution and Service Plan and have a separate transfer agency and dividend disbursement services fee structure. A comprehensive discussion of the terms under which shares of either class are offered is contained in the Prospectus and the Statement of Additional Information for the Fund.

     Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based on the value of relative net assets as of the beginning of each day adjusted for the prior day's capital share activity.

INDEPENDENT AUDITORS' REPORT
The Board of Directors and Shareholders,
United New Concepts Fund, Inc.:


We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of United New Concepts Fund, Inc. (the "Fund") as of September 30, 1997, the related statements of operations for the six-month period then ended and changes in net assets for the six-month period then ended and the year ended March 31, 1997, and the financial highlights for the periods presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at September 30, 1997 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of United New Concepts Fund, Inc. as of September 30, 1997, the results of its operations, the changes in its net assets and the financial highlights for the periods presented in conformity with generally accepted accounting principles.



Deloitte & Touche LLP
Kansas City, Missouri
October 31, 1997

                          Shareholder Meeting Results

A special meeting of shareholders of United New Concepts Fund, Inc. was held on July 29, 1997. The matters voted upon by the shareholders and the resulting votes for each matter are presented below.

Item 1.To elect the Board of Directors;
                                                      Broker
                                  For     WithheldNon-Votes*
      Henry L. Bellmon        18,752,309   569,737         0
      Dodds I. Buchanan       18,809,925   512,121         0
      James M. Concannon      18,801,801   520,245         0
      John A. Dillingham      18,798,704   523,342         0
      Linda Graves            18,753,129   568,917         0
      John F. Hayes           18,759,114   562,932         0
      Glendon E. Johnson      18,759,698   562,348         0
      William T. Morgan       18,802,519   519,527         0
      Ronald K. Richey        18,797,000   525,046         0
      William L. Rogers       18,785,110   536,936         0
      Frank J. Ross, Jr.      18,796,953   525,093         0
      Eleanor B. Schwartz     18,792,639   529,407         0
      Keith A. Tucker         18,791,685   530,361         0
      Frederick Vogel III     18,799,665   522,381         0
      Paul S. Wise            18,765,820   556,226         0

Item 2.To ratify the selection of Deloitte & Touche LLP as the Fund's independent accountants for its current fiscal year;
                                            Broker
               For     Against   AbstainNon-Votes*
          18,283,461   175,297   863,288         0

Item 3.To approve or disapprove changes to the following fundamental investment policies and restrictions:

       3.1  Elimination of Fundamental Restriction Regarding Restricted
            Securities
                                            Broker
               For     Against   AbstainNon-Votes*
          17,365,809   527,496 1,416,941    11,800

       3.2 Modification of Fundamental Restriction Regarding Diversification of Assets
                                            Broker
               For     Against   AbstainNon-Votes*
          17,374,735   518,475 1,417,036    11,800

       3.3  Elimination of Fundamental Restriction Regarding Unseasoned Issuers
                                            Broker
               For     Against   AbstainNon-Votes*
          17,361,970   531,335 1,416,941    11,800

       3.4 Modification and/or Elimination of Fundamental Restrictions Regarding Options, Commodities, Forward Contracts and/or Futures Contracts
                                            Broker
               For     Against   AbstainNon-Votes*
          17,333,974   559,331 1,416,941    11,800

       3.5 Modification of Fundamental Restriction Regarding Margin Purchases of Securities
                                            Broker
               For     Against   AbstainNon-Votes*
          17,354,185   539,088 1,416,973    11,800

       3.6 Modification of Fundamental Restriction Regarding Short Sales of Securities
                                            Broker
               For     Against   AbstainNon-Votes*
          17,368,745   524,560 1,416,941    11,800

       3.7  Elimination of Fundamental Restriction Regarding Foreign Currencies
                                            Broker
               For     Against   AbstainNon-Votes*
          17,366,842   526,463 1,416,941    11,800

       3.8 Elimination of Fundamental Restriction Regarding Investment in Warrants and Rights
                                            Broker
               For     Against   AbstainNon-Votes*
          17,371,440   521,865 1,416,941    11,800

       3.9 Elimination of Fundamental Restriction Regarding Purchasing Call Options
                                            Broker
               For     Against   AbstainNon-Votes*
          17,363,999   529,306 1,416,941    11,800

       3.10 Elimination of Fundamental Restriction Regarding Arbitrage Transactions
                                            Broker
               For     Against   AbstainNon-Votes*
          17,361,978   531,327 1,416,941    11,800

       3.11 Elimination of Fundamental Restriction Regarding Investments in Issuers Whose Securities are Owned by Certain Persons
                                            Broker
               For     Against   AbstainNon-Votes*
          17,367,461   525,854 1,416,941    11,800

       3.12 Modification of Fundamental Policy Regarding Loans
                                            Broker
               For     Against   AbstainNon-Votes*
          17,387,960   504,889 1,417,397    11,800

Item 4.To amend the terms of the service plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940.
                                            Broker
               For     Against   AbstainNon-Votes*
          16,512,243   754,303 1,641,578     2,081

*Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

DIRECTORS
Ronald K. Richey, Birmingham, Alabama, Chairman of the Board
Henry L. Bellmon, Red Rock, Oklahoma
Dodds I. Buchanan, Boulder, Colorado
James M. Concannon, Topeka, Kansas
John A. Dillingham, Kansas City, Missouri
Linda Graves, Topeka, Kansas
John F. Hayes, Hutchinson, Kansas
Glendon E. Johnson, Miami, Florida
William T. Morgan, Coronado, California
William L. Rogers, Los Angeles, California
Frank J. Ross, Jr., Kansas City, Missouri
Eleanor B. Schwartz, Kansas City, Missouri
Keith A. Tucker, Overland Park, Kansas
Frederick Vogel III, Milwaukee, Wisconsin
Paul S. Wise, Carefree, Arizona


OFFICERS

Keith A. Tucker, President
Robert L. Hechler, Vice President
Henry J. Herrmann, Vice President
Theodore W. Howard, Vice President and Treasurer
Sharon K. Pappas, Vice President and Secretary
Mark G. Seferovich, Vice President
Carl E. Sturgeon, Vice President








To all IRA Planholders:
As required by law, income tax will automatically be withheld from any distribution or withdrawal from an IRA unless you make a written election not to have taxes withheld. The election may be made by submitting forms provided by Waddell & Reed, Inc. which can be obtained from your Waddell & Reed representative or by submitting Internal Revenue Service form W-4P. Once made, an election can be revoked by providing written notice to Waddell & Reed, Inc. If you elect not to have tax withheld you may be required to make payments of estimated tax. Penalties may be imposed by the IRS if withholding and estimated tax payments are not adequate.

The United Group of Mutual Funds

United Cash Management, Inc.
United Government Securities Fund, Inc.
United Bond Fund
United Municipal Bond Fund, Inc.
United Municipal High Income Fund, Inc.
United High Income Fund, Inc.
United High Income Fund II, Inc.
United Continental Income Fund, Inc.
United Retirement Shares, Inc.
United Asset Strategy Fund, Inc.
United Income Fund
United Accumulative Fund
United Vanguard Fund, Inc.
United New Concepts Fund, Inc.
United Science and Technology Fund
United International Growth Fund, Inc.
United Gold & Government Fund, Inc.




















FOR MORE INFORMATION:
Contact your representative, or your
local office as listed on your
Account Statement, or contact:
  WADDELL & REED
  CUSTOMER SERVICE
  6300 Lamar Avenue
  P.O. Box 29217
  Shawnee Mission, KS  66201-9217
  (800) 366-5465


Our INTERNET address is:
  http://www.waddell.com

NUR1012SA(9-97)

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